UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 10, 2009

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2009, Authentidate Holding Corp. (“Authentidate” or the “Company”) entered into a Limited Liability Company Agreement (the “LLC Agreement”) with EncounterCare Solutions, Inc. regarding the operations of ExpressMD™ Solutions, LLC, (the “Joint Venture”) the limited liability company established as a joint venture in June 2008 between Authentidate and EncounterCare Solutions. ExpressMD Solutions provides in-home patient vital signs monitoring systems and services to improve care for patients with chronic illnesses and reduce the cost of care by delivering results to their healthcare providers via the Internet. ExpressMD Solutions combines EncounterCare’s Electronic House Call™ patient vital signs monitoring appliances with a specially designed web-based management and monitoring software module based on our Inscrybe Healthcare platform. The service enables unattended measurements of patients’ vital signs and related health information. Patients’ data are securely sent electronically to each patient’s healthcare provider for review.

Consistent with the terms of the initial joint venture agreement between Authentidate and EncounterCare Solutions, the LLC Agreement governs the management and operations of the Joint Venture and specifies the manner in which the Joint Venture is to be capitalized. In accordance with the terms of the LLC Agreement, Authentidate made an initial capital contribution of $50,000 upon the establishment of the Joint Venture and the LLC Agreement requires Authentidate to contribute up to $400,000 in additional capital in the event the Joint Venture satisfies certain operating targets. However, to facilitate the development of the business of the Joint Venture, Authentidate has already advanced funds in excess of the foregoing amount. The LLC Agreement also evidences the grant of licenses by EncounterCare to the Joint Venture pursuant to which the Joint Venture offers the ExpressMD Solutions service. The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement. A copy of the LLC Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	LLC Agreement by and between Authentidate Holding Corp. and EncounterCare Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ O’CONNELL BENJAMIN
	Name:	O’Connell Benjamin
	Title:	President

Date: November 10, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	LLC Agreement by and between Authentidate Holding Corp. and EncounterCare Solutions, Inc.

4